UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2022

EDTECHX HOLDINGS ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39792	85-2190936
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

22 Soho Square, London, WID 4NS, United Kingdom

(Address of Principal Executive Offices) (Zip Code)

(44) 207 070 7080

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	EDTXU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	EDTX	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	EDTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

As previously disclosed, on May 16, 2022, EdtechX Holdings Acquisition Corp. II, a Delaware corporation (“Parent”), entered into Agreement and Plan of Reorganization (“Merger Agreement”) by and among Parent, EXHAC Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub I”), EXHAC Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub II”), and zSpace Inc., a Delaware corporation (the “Company”).

Attached as Exhibit 99.1 to this Current Report on Form 8-K is an updated investor presentation that will be used to discuss the transactions contemplated by the Merger Agreement with certain of Parent’s stockholders and other persons interested in purchasing Parent’s securities in connection with the transactions described therein.

The information set forth in this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

Parent intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Parent’s securities, in connection with the proposed transactions with the Company. This Current Report on Form 8-K, including the exhibit hereto, may be distributed to participants at such presentations.

Parent intends to file a registration statement on Form S-4 with the SEC (“Registration Statement”), which will include a document that serves as a prospectus and proxy statement of Parent, referred to as a proxy statement/prospectus, and certain related documents, to be used at the meeting of Parent’s stockholders to approve the proposed business combination and related matters. Investors and securityholders of Parent are urged to read the Registration Statement, the proxy statement/prospectus, and any amendments thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about Parent, the Company, and the proposed transaction. The definitive proxy statement/prospectus will be mailed to Parent’s stockholders as of a record date to be established for voting on the proposed business combination and related matters. Investors and securityholders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Parent, once such documents are filed, through the website maintained by the SEC at www.sec.gov.

The documents filed by Parent with the SEC also may be obtained free of charge upon written request to Parent at 22 Soho Square, London, W1D 4NS, United Kingdom.

Participants in Solicitation

Parent, the Company, and certain of their respective directors and executive officers, under SEC rules, may be deemed to be participants in the eventual solicitation of proxies from Parent’s stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraphs.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibit hereto shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Current Report on Form 8-K also shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K and the exhibit hereto are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity.

These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Parent’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Parent and the Company. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. Further, these forward-looking statements are subject to a number of risks and uncertainties, including: the conditions to the completion of the Merger, including the required approval by Parent’s stockholders, may not be satisfied on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the approval by Parent’s stockholders of an amendment to Parent’s organizational documents to extend the date by which Parent must complete its initial business combination in order to have adequate time to close the proposed transaction; the outcome of any legal proceedings that may be instituted against Parent related to the Merger or the Merger Agreement; the amount of the costs, fees, expenses and other charges related to the Merger; the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the ability to maintain the listing of Parent’s securities on a national securities exchange; the price of Parent’s securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which Parent plans to operate or the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting Parent’s or the Company’s business and changes in the combined capital structure; failure to realize the anticipated benefits of the proposed business combination; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; risks relating to the uncertainty of the projected financial information with respect to the Company; the Company’s ability to successfully expand its service offerings; risks that the proposed transaction disrupts current plans and operations of the Company and potential difficulties in Company employee retention as a result of the proposed transaction; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in the Registration Statement, proxy statement/prospectus, and other documents filed, or to be filed, by Parent with SEC. If any of these risks materialize or Parent’s or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Parent nor the Company presently know or that Parent and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements reflect Parent’s and the Company’s expectations, plans or forecasts of future events and views only as of the date they are made. Parent and the Company anticipate that subsequent events and developments will cause Parent’s and the Company’s assessments to change. Parent and the Company may elect to update these forward-looking statements at some point in the future, Parent and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. These forward-looking statements should not be relied upon as representing Parent’s and the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Neither Parent nor the Company gives any assurance that either Parent or the Company or the combined company will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Any financial projections in this Current Report on Form 8-K or the exhibit hereto are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Parent’s and the Company’s control. While all projections are necessarily speculative, Parent and the Company believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this Current Report on Form 8-K should not be regarded as an indication that Parent and the Company, or their respective representatives and advisors, considered or consider the projections to be a reliable prediction of future events.

This Current Report on Form 8-K, including the exhibits hereto, is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Parent or the Company and is not intended to form the basis of an investment decision in Parent or the Company. All subsequent written and oral forward-looking statements concerning Parent and the Company, the proposed business combination or other matters and attributable to Parent, the Company, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2022

EDTECHX HOLDINGS ACQUISITION CORP. II

By:	/s/ Benjamin Vedrenne-Cloquet
Name:	Benjamin Vedrenne-Cloquet
Title:	Chief Executive Officer

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